SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




         Date of Report (Date of Earliest Event Reported) June 29, 2004
                                                          -------------



                 Pope Resources, A Delaware Limited Partnership
             (Exact name of registrant as specified in its charter)



          Delaware                                           91-1313292
          --------                                           ----------
(State or other jurisdiction of                            (I.R.S. Employer
 incorporation or organization)                           Identification No.)


                19245 Tenth Avenue NE, Poulsbo, Washington 98370
                ------------------------------------------------
               (Address of principal executive offices) (ZIP Code)


        Registrant's telephone number, including area code (360) 697-6626
                                                           --------------



                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report.)

                    INFORMATION TO BE INCLUDED IN THE REPORT
                    ----------------------------------------

Item 5:  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On June 29, 2004 the registrant issued a press release announcing the sale of a 205-acre residential development property in Kitsap County. A copy of that press release is attached hereto as Exhibit 99.1.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.       Description
----------        -----------

99.1              Press release of the registrant dated June 29, 2004

SIGNATURES
----------


Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                           POPE RESOURCES, A DELAWARE LIMITED
                           PARTNERSHIP


DATE: June 29, 2004        BY:  /s/ Thomas M. Ringo
                                -------------------
                                Thomas M. Ringo
                                Vice President and Chief Financial Officer, Pope
                                   Resources, A Delaware Limited Partnership,
                                   and Pope MGP, Inc., General Partner